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                                                                    EXHIBIT 10.1

                           BUNGEE COMMUNICATIONS, INC.





                       PREFERRED STOCK PURCHASE AGREEMENT





                                OCTOBER 27, 2000



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                           BUNGEE COMMUNICATIONS, INC.

                       PREFERRED STOCK PURCHASE AGREEMENT

       This Preferred Stock Purchase Agreement (this "Agreement") is made as of the _____ day of October, 2000 by and between Bungee Communications, Inc., a Delaware corporation (the "Company") and the investors listed on Exhibit A hereto (each a "Purchaser" and together the "Purchasers").

       The parties hereby agree as follows:

       1. PURCHASE AND SALE OF PREFERRED STOCK.

              1.1 SALE AND ISSUANCE OF SERIES A PREFERRED STOCK.

                     (a) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the initial Series A Closing (as defined below) the Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B-1 (the "Restated Certificate").

                     (b) Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Series A Closings and the Company agrees to sell and issue to each Purchaser at the Series A Closings that number of shares of Series A Preferred Stock set forth opposite each such Purchaser's name on Exhibit A hereto at a purchase price of $0.60 per share, in the aggregate purchase price of $5,250,000 in the initial Series A Closing, and an additional $3,750,000 in a subsequent Series A Closing. The shares of Series A Preferred Stock issued to the Purchaser pursuant to this Agreement shall be hereinafter referred to as the "Series A Stock".

              1.2 SERIES A CLOSINGS; DELIVERY.

                     (a) Each closing of the purchase and sale of Series A Stock (each, a "Series A Closing") shall take place at such time and place as the Company and the Purchasers mutually agree upon, orally or in writing, such agreement to be made within five days after each of the applicable closing conditions set forth in Sections 4 and 5 below are satisfied or waived, and if such agreement is not reached within such time, each Series A Closing shall take place at the offices of Venture Law Group, 2800 Sand Hill Road, Menlo Park, California, at 2:00 p.m. on the first business day following such five-day period.

                     (b) At the initial Series A Closing, the Company shall deliver to each initial Purchaser a certificate representing the Series A Stock being purchased thereby against payment of the purchase price therefor of an aggregate of $5,250,000, by any combination of the following: (i) check payable to the Company; (ii) wire transfer to the Company's bank account; (iii) conversion of outstanding convertible debt; or (iv) cancellation of outstanding indebtedness of the Company to a Purchaser under that certain License Agreement in substantially the form hereto as Exhibit D.



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                     (c) At the subsequent Series A Closing (the "Second A
Closing"), the Company shall deliver to each subsequent Purchaser a certificate representing the Series A Stock being purchased thereby against payment of the purchase price therefor of an aggregate of $3,750,000, by any combination of the following: (i) check payable to the Company; (ii) wire transfer to the Company's bank account; (iii) conversion of outstanding convertible debt; or (iv) cancellation of outstanding indebtedness of the Company to a Purchaser.

              1.3 SALE AND ISSUANCE OF SERIES B PREFERRED STOCK.

                     (a) The Company shall adopt and file with the Secretary of State of the State of Delaware on or before the initial Series B Closing (as defined below) an Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B-2, as amended to reflect the number of shares of Series B Stock (as defined below) to be sold and the price per share as determined in accordance with this Agreement (as so amended and restated, the "Series B Certificate").

                     (b) Subject to the terms and conditions of this Agreement, Netro Corporation ("Netro") agrees to purchase at the Series B Closings and the Company agrees to sell and issue to Netro at the Series B Closings shares of Series B Preferred Stock in an amount and at a purchase price calculated as set forth in Section 1.3(c) below, in the aggregate purchase price of $5,000,000 in the initial Series B Closing, and an additional $5,000,000 in a subsequent Series B Closing. The shares of Series B Preferred Stock issued and sold pursuant to this Agreement shall be hereinafter referred to as the "Series B Stock". At any time prior to the initial or subsequent Series B Closing, Netro may elect to designate other parties, subject to the approval of the Company (which approval shall not be unreasonably withheld or delayed), to purchase a portion or all of the Series B Stock at such Series B Closing, and any such party shall be joined to this Agreement as a purchaser of Series B Stock by execution of a signature page to this Agreement by such party. Any purchaser of Series B Stock pursuant to this Agreement (including Netro) shall be referred to hereinafter as a "Series B Purchaser".

                     (c) The price per share of the Series B Stock shall be equal to the Post A Valuation multiplied by the B Multiplier, divided by the Pre B Common. The following definitions apply:

                            (i) "Post A Valuation" means the valuation of the
Company immediately following the Second A Closing, calculated as follows:
Outstanding Common immediately following the Second A Closing multiplied by the purchase price per share of the Series A Stock in the Second A Closing.

                            (ii) "Outstanding Common" means the number of all
shares of Common Stock of the Company then outstanding, assuming (i) the conversion and exercise of all outstanding securities convertible or exercisable into Common Stock of the Company and (ii) the issuance and exercise of all available options and stock purchase rights for Common Stock of the Company reserved for issuance under any stock plan of the Company.



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                            (iii) "Pre B Common" means the number of Outstanding
Common immediately prior to the initial Series B Closing.

                            (iv) "B Multiplier" means:

                                   (A) 4.0, if the milestones set forth in
Section I of Attachment 1 have been achieved by the Company;

                                   (B) 1.5, if the milestones set forth in
Section I of Attachment 1 have not been achieved, but milestones set forth in
Section II of Attachment I have been achieved by the Company; or

                                   (C) Notwithstanding anything else in this
Agreement, if the milestones in Section II of Attachment 1 have not been achieved, then the Series B Purchasers shall not be obligated to purchase Series B Stock at any price; provided however, that the Company shall remain obligated to sell Series B Stock to the Series B Purchasers in accordance with this Agreement, and in the event that the Series B Purchasers elect to purchase Series B Stock, the B Multiplier shall equal 0.8, or such other value as is mutually agreed by the parties.

              1.4 SERIES B CLOSINGS; DELIVERY.

                     (a) Each closing of the purchase and sale of Series B Stock (each, a "Series B Closing") shall take place at such time and place as the Company and the Series B Purchasers mutually agree upon, orally or in writing, such agreement to be made within five days after each of the closing conditions set forth in Sections 4 and 5 below are satisfied or waived, and if such agreement is not reached within such time, each Series B Closing shall take place at the offices of Venture Law Group, 2800 Sand Hill Road, Menlo Park, California, at 2:00 p.m. on the first business day following such five-day period.

                     (b) At the initial Series B Closing, the Company shall deliver to the Series B Purchasers a certificate representing the Series B Stock being purchased thereby against payment of the purchase price therefor of an aggregate of $5,000,000 by any combination of the following: (i) check payable to the Company; (ii) wire transfer to the Company's bank account; (iii) conversion of outstanding convertible debt; or (iv) cancellation of outstanding indebtedness of the Company to a Purchaser.

                     (c) At the subsequent Series B Closing (the "Second B Closing"), the Company shall deliver to each subsequent Series B Purchaser a certificate representing the Series B Stock being purchased thereby against payment of the purchase price therefor of an aggregate of $5,000,000, by any combination of the following: (i) check payable to the Company; (ii) wire transfer to the Company's bank account; (iii) conversion of outstanding convertible debt; or (iv) cancellation of outstanding indebtedness of the Company to a Purchaser.

              1.5 SALE AND ISSUANCE OF SERIES C PREFERRED STOCK.



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                     (a) The Company shall adopt and file with the Secretary of
State of the State of Delaware on or before the Series C Closing (as defined below) an Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B-3, as amended to reflect the number of shares of Series C Stock (as defined below) to be sold and the price per share as determined in accordance with this Agreement (as so amended and restated, the "Series C Certificate").

                     (b) Subject to the terms and conditions of this Agreement, Netro agrees to purchase at the Series C Closing and the Company agrees to sell and issue to Netro at the Series C Closing shares of Series C Preferred Stock in an amount and at a purchase price calculated as set forth in Section 1.5(c) below, in the aggregate purchase price of $12,500,000. The shares of Series C Preferred Stock issued and sold pursuant to this Agreement shall be hereinafter referred to as the "Series C Stock". At any time prior to the Series C Closing, Netro may elect to designate other parties, subject to the approval of the Company (which approval shall not be unreasonably withheld or delayed), to purchase a portion or all of the Series C Stock at such Series C Closing, and any such party shall be joined to this Agreement as a purchaser of Series C Stock by execution of a signature page to this Agreement by such party. Any purchaser of Series C Stock pursuant to this Agreement (including Netro) shall be referred to hereinafter as a "Series C Purchaser".

                     (c) The price per share of the Series C Stock shall be equal to the Post B Valuation multiplied by the C Multiplier, divided by the Pre C Common. The following definitions apply:

                            (i) "Post B Valuation" means the valuation of the
Company immediately following the Second B Closing, calculated as follows:
Outstanding Common immediately following the Second B Closing multiplied by the purchase price per share of the Series B Stock in the Second B Closing.

                            (ii) "Outstanding Common" has the meaning set forth
in Section 1.3(c)(ii) above.

                            (iii) "Pre C Common" means the number of Outstanding
Common immediately prior to the initial Series C Closing.

                            (iv) "C Multiplier" means (subject to subsection (d)
below):

                                   (A) 4.0, if the milestones set forth in
Section I of Attachment 2 have been achieved by the Company;

                                   (B) 1.5, if the milestones set forth in
Section I of Attachment 2 have not been achieved, but milestones set forth in
Section II of Attachment 2 have been achieved by the Company; or



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                                   (C) Notwithstanding anything else in this
Agreement, if the milestones in Section II of Attachment 2 have not been achieved, then the Series C Purchasers shall not be obligated to purchase Series C Stock at any price; provided however, that the Company shall remain obligated to sell Series C Stock to the Series C Purchasers in accordance with this Agreement, and in the event that the Series C Purchasers elect to purchase Series C Stock, the C Multiplier shall equal 0.8, or such other value as is mutually agreed by the parties.

                     (d) In the event that the B Multiplier is less than 4.0, the parties agree to work together in good faith to determine what milestones, if any, can be added to Attachment 2 which, upon their achievement, would result in a C Multiplier with a value greater than 4.0.

              1.6 SERIES C CLOSINGS; DELIVERY.

                     (a) The closing of the purchase and sale of Series C Stock (the "Series C Closing") shall take place at such time and place as the Company and the Series C Purchasers mutually agree upon, orally or in writing, such agreement to be made within five days after each of the closing conditions set forth in Sections 4 and 5 below are satisfied or waived, and if such agreement is not reached within such time, the Series C Closing shall take place at the offices of Venture Law Group, 2800 Sand Hill Road, Menlo Park, California, at 2:00 p.m. on the first business day following such five-day period.

                     (b) At the Series C Closing, the Company shall deliver to the Series C Purchasers a certificate representing the Series C Stock being purchased thereby against payment of the purchase price therefor of an aggregate of $12,500,000 by any combination of the following: (i) check payable to the Company; (ii) wire transfer to the Company's bank account; (iii) conversion of outstanding convertible debt; or (iv) cancellation of outstanding indebtedness of the Company to a Purchaser.

       2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The term "Closing" hereinafter shall refer to the pending Series A Closing, Series B Closing or Series C Closing, as applicable. The Company hereby represents and warrants to each Purchaser in the Closing that as of the date hereof and as of the date of the Closing, except as set forth on a Schedule of Exceptions attached hereto as Exhibit C, which exceptions shall be deemed to be representations and warranties as if made hereunder:

              2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. Each of the Company and its subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company and each of its subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

              2.2 CAPITALIZATION. The authorized capital of the Company consists, or will consist, immediately prior to the Closing, of:



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                     (a) 12,500,000 shares of Preferred Stock, all of which
shares have been designated Series A Preferred Stock, none of which are issued and outstanding immediately prior to the Closing. The rights, privileges and preferences of the Preferred Stock are as stated in the Restated Certificate.

                     (b) 25,000,000 shares of Common Stock, 2,500,000 shares of which are issued and outstanding immediately prior to the Closing. All of the outstanding shares of Common Stock have been duly authorized, fully paid and are nonassessable and issued in compliance with all applicable federal and state securities laws.

                     (c) The Company has reserved 10,000,000 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 2000 Stock Plan duly adopted by the Company's Board of Directors and approved by the Company stockholders (the "Stock Plan"). No shares or options therefor have been issued under the Stock Plan, and all of such reserved shares remain available for issuance to officers, directors, employees and consultants pursuant to the Stock Plan.

                     (d) Except for an outstanding convertible note issued to Netro, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from the Company of any shares of its capital stock. There are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal or similar rights) or agreements, orally or in writing, for the purchase or acquisition from any subsidiary of the Company of any shares of the capital stock of such subsidiary.

              2.3 SUBSIDIARIES. The Company does not currently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity, except as set forth on the Schedule of Exceptions. With respect to each such subsidiary set forth on the Schedule of Exceptions, all of its issued and outstanding shares of capital stock are validly issued, fully paid and nonassessable, and are held of record and owned beneficially by the Company, free and clear of any liens or other restrictions on transfer.

              2.4 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the License Agreement in the form attached hereto as Exhibit D (the "License Agreement"), the Investors' Rights Agreement, in the form attached hereto as Exhibit E (the "Rights Agreement"), the Right of First Refusal and Co-Sale Agreement in the form attached hereto as Exhibit F (the "Co-Sale Agreement"), the Voting Agreement in the form attached hereto as Exhibit G (the "Voting Agreement") and the Option Agreement in the form attached hereto as Exhibit H (the "Option Agreement", and collectively with this Agreement, the Rights Agreement, Co-Sale Agreement, Voting Agreement and Option Agreement, the "Agreements"), the performance of all obligations of the Company hereunder and thereunder and the authorization, issuance and delivery of the securities to be issued at the Closing (the "Stock") and the Common Stock issuable upon conversion of the Stock (together with the Stock, the "Securities") has been taken or will be taken prior to the Closing, and the Agreements, when



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executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors' rights generally, as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, or (ii) to the extent the indemnification provisions contained in the Rights Agreement may be limited by applicable federal or state securities laws.

              2.5 VALID ISSUANCE OF SECURITIES. The Stock that is being issued to the Purchasers hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Rights Agreement and applicable state and federal securities laws. Based in part upon the representations of the Purchasers in this Agreement and subject to the provisions of Section 2.6 below, the Stock will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon conversion of the Stock has been duly and validly reserved for issuance, and upon issuance in accordance with the terms of the Restated Certificate, shall be duly and validly issued, fully paid and nonassessable and free of restrictions on transfer other than restrictions on transfer under this Agreement, the Rights Agreement and applicable federal and state securities laws and will be issued in compliance with all applicable federal and state securities laws.

              2.6 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company or any of its subsidiaries is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, other applicable state securities laws and Regulation D of the Securities Act of 1933, as amended (the "Securities Act").

              2.7 LITIGATION. There is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company or any of its subsidiaries that questions the validity of the Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition or affairs of the Company, financially or otherwise, or any change in the current equity ownership of the Company or any of its subsidiaries, nor is the Company aware that there is any basis for the foregoing. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its subsidiaries currently pending or which the Company or any of its subsidiaries intends to initiate.

              2.8 INTELLECTUAL PROPERTY. The Company owns or possesses sufficient legal rights to all patents, trademarks, service marks, tradenames, copyrights, trade secrets, licenses,



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information and proprietary rights and processes necessary for its business without any conflict with, or infringement of, the rights of others. Neither the Company nor any of its subsidiaries has received any communications alleging that the Company or any of its subsidiaries has violated or, by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets or other proprietary rights or processes of any other person or entity. The Company is not aware that any of its or its subsidiaries' employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interest of the Company or that would conflict with the Company's business. Neither the execution or delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company and its subsidiaries, nor the conduct of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees (or persons it currently intends to hire) made prior to their employment by the Company or its subsidiaries. Set forth in Section 2.8 of the Schedule of Exceptions is a listing of all patents, trademarks and licenses of the Company and its subsidiaries.

              2.9 COMPLIANCE WITH OTHER INSTRUMENTS.

                     (a) Neither the Company nor any of its subsidiaries is in violation or default of any provisions of its Certificate of Incorporation or Bylaws or (with respect to subsidiaries) similar organizational documents, or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, of any provision of any applicable federal or state statute, rule or regulation. The execution, delivery and performance of the Agreements and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or its subsidiaries.

                     (b) Each of the Company and its subsidiaries has avoided every condition, and has not performed any act, the occurrence of which would result in the Company's or any subsidiary's loss of any right granted under any license, distribution agreement or other agreement.

              2.10 AGREEMENTS; ACTION.

                     (a) Neither the Company nor any of its subsidiaries has entered into any agreements, understandings or proposed transactions with any of its officers, directors, affiliates, or any affiliate thereof.

                     (b) Except for agreements explicitly contemplated by the Agreements, there are no agreements, understandings, instruments, contracts or proposed transactions to



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which the Company or any of its subsidiaries is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company or any of its subsidiaries in excess of, $25,000, (ii) the license of any patent, copyright, trade secret or other proprietary right to or from the Company or any of its subsidiaries, or (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other person or affect the Company's or any subsidiary's exclusive right to develop, manufacture, assemble, distribute, market or sell its products.

                     (c) Neither the Company nor any of its subsidiaries has (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $25,000 or in excess of $100,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

                     (d) The Company has not engaged in the past three (3) months in any discussion (i) with any representative of any corporation or corporations regarding the merger of the Company with or into any such corporation or corporations, (ii) with any representative of any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company would be disposed of, or (iii) regarding any other form of liquidation, dissolution or winding up of the Company.

              2.11 DISCLOSURE. The Company has fully provided the Purchasers with all the information that the Purchasers have requested for deciding whether to acquire the Stock and all information that the Company believes is reasonably necessary to enable the Purchasers to make such a decision, including certain of the Company's projections describing its proposed business (collectively, the "Business Materials"). No representation or warranty of the Company contained in this Agreement and the exhibits hereto, any certificate furnished or to be furnished to Purchasers at the Closing, or the Business Materials (when read together) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made. To the extent the Business Materials were prepared by management of the Company, the Business Materials and the financial and other projections contained in the Business Materials were prepared in good faith; however, the Company does not warrant that it will achieve such projections.

              2.12 NO CONFLICT OF INTEREST. Neither the Company nor any of its subsidiaries is indebted, directly or indirectly, to any of its officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees. To the Company's knowledge, none of the officers or directors of the Company or its subsidiaries, or any members of their immediate families, are, directly or indirectly, indebted to the Company or



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any of its subsidiaries (other than in connection with purchases of the
Company's stock) or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation which competes with the Company except that officers, directors and/or stockholders of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) any publicly traded companies that may compete with the Company. To the Company's knowledge, none of the officers or directors of the Company and its subsidiaries or any members of their immediate families are, directly or indirectly, interested in any material contract with the Company or any of its subsidiaries. Neither the Company nor any of its subsidiaries is a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

              2.13 RIGHTS OF REGISTRATION AND VOTING RIGHTS. Except as contemplated in the Rights Agreement, neither the Company nor any of its subsidiaries has granted or agreed to grant any registration rights, including piggyback rights, to any person or entity. To the Company's knowledge, except as contemplated in the Voting Agreement, no stockholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company.

              2.14 TITLE TO PROPERTY AND ASSETS. Each of the Company and its subsidiaries owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's or such subsidiary's ownership or use of such property or assets. With respect to the property and assets it leases, each of the Company and its subsidiaries is in compliance with such leases and, to it's the Company's knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances.

              2.15 FINANCIAL STATEMENTS. The Company has made available to each Purchaser its unaudited consolidated financial statements (including balance sheet, income statement and statement of cash flows) as of the most recent available balance sheet date (such date, the "Balance Sheet Date", and such financial statements collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles. The Financial Statements fairly present the financial condition and operating results of the Company and its subsidiaries as of the dates, and for the periods, indicated therein, subject to normal year-end audit adjustments. Except as set forth in the Financial Statements, neither the Company nor any of its subsidiaries has any material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the Balance Sheet Date and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of the Company.



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              2.16 CHANGES. Since the Balance Sheet Date, there has not been:

                     (a) any change in the assets, liabilities, financial condition or operating results of the Company or any of its subsidiaries from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse;

                     (b) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the business, properties, prospects, or financial condition of the Company or any of its subsidiaries;

                     (c) any waiver or compromise by the Company or any of its subsidiaries of a valuable right or of a material debt owed to it;

                     (d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company or any of its subsidiaries, except in the ordinary course of business and that is not material to the business, properties, prospects or financial condition of the Company;

                     (e) any material change to a material contract or agreement by which the Company or any of its subsidiaries or any of their respective assets is bound or subject;

                     (f) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

                     (g) any sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets;

                     (h) any resignation or termination of employment of any officer or key employee of the Company or any of its subsidiaries; and the Company is not aware of any impending resignation or termination of employment of any such officer or key employee;

                     (i) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company or any of its subsidiaries, with respect to any of their respective material properties or assets, except liens for taxes not yet due or payable;

                     (j) any loans or guarantees made by the Company or any of its subsidiaries to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

                     (k) any declaration, setting aside or payment or other distribution in respect to any of the Company's or any of its subsidiary's capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company or any of its subsidiaries;

                     (l) to the Company's knowledge, any other event or condition of any character that might materially and adversely affect the business, properties, prospects or financial condition of the Company; or

                     (m) any arrangement or commitment by the Company or any of its subsidiaries to do any of the things described in this Section 2.16.

              2.17 EMPLOYEE BENEFIT PLANS. Neither the Company nor any of its subsidiaries has any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

              2.18 TAX RETURNS AND PAYMENTS. Each of the Company and its subsidiaries has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due on behalf of itself and each of its subsidiaries.

              2.19 INSURANCE. The Company has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its and each of its subsidiaries properties that might be damaged or destroyed.

              2.20 LABOR AGREEMENTS AND ACTIONS. Neither the Company nor any of its subsidiaries is bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company or any of its subsidiaries. There is no strike or other labor dispute involving the Company or any of its subsidiaries pending, or to the knowledge of the Company threatened, which could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company, nor is the Company aware of any labor organization activity involving its employees. The employment of each officer and employee of the Company and each of its subsidiaries is terminable at the will of the Company. The Company and each of its subsidiaries has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment.

              2.21 CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT AGREEMENTS. Each employee, consultant and officer of the Company and each of its subsidiaries has executed an agreement regarding confidentiality and proprietary information substantially in the forms attached as Exhibit I. The Company is not aware that any of the employees or consultants of the Company or any of its subsidiaries is in violation thereof, and the Company will use its best efforts to prevent any such violation.

              2.22 PERMITS. The Company and each of its subsidiaries has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. Neither the Company nor any of its subsidiaries is in default in any material respect under any of such franchises, permits, licenses or other similar authority.

              2.23 CORPORATE DOCUMENTS. The Restated Certificate and Bylaws of the Company, and equivalent organizational documents with respect to the Company's subsidiaries, are in the form provided to counsel for the Purchasers. The copy of the minute books of the Company and its subsidiaries provided to the Purchasers' counsel contains minutes of all meetings of directors and stockholders and all actions by written consent without a meeting by the directors and stockholders since the date of incorporation and reflects all actions by the directors (and any committee of directors) and stockholders with respect to all transactions referred to in such minutes accurately in all material respects.

       3. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser (such term to refer to the Series B Purchasers with respect to each Series B Closing, and to the Series C Purchasers with respect to the Series C Closing) hereby represents and warrants to the Company that as of the date hereof and as of the date of the Closing:

              3.1 AUTHORIZATION. Such Purchaser has full power and authority to enter into this Agreement. The Agreements, when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally, and as limited by laws relating to the availability of a specific performance, injunctive relief, or other equitable remedies, or
(b) to the extent the indemnification provisions contained in the Rights Agreement may be limited by applicable federal or state securities laws.

              3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with the Purchaser in reliance upon the Purchaser's representation to the Company, which by the Purchaser's execution of this Agreement, the Purchaser hereby confirms, that the Securities to be acquired by the Purchaser will be acquired for investment for the Purchaser's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities. The Purchaser has not been formed for the specific purpose of acquiring the Securities.

              3.3 DISCLOSURE OF INFORMATION. The Purchaser has had an opportunity to discuss the Company's business, management, financial affairs and the terms and conditions of the offering of the Stock with the Company's management and has had an opportunity to review the Company's facilities. The Purchaser understands that such discussions, as well as the Business Materials and any other written information delivered by the Company to the

Purchaser, were intended to describe the aspects of the Company's business which it believes to be material.

              3.4 RESTRICTED SECURITIES. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser's representations as expressed herein. The Purchaser understands that the Securities are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale except as set forth in the Rights Agreement. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

              3.5 NO PUBLIC MARKET. The Purchaser understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Securities.

              3.6 LEGENDS. The Purchaser understands that the Securities and any securities issued in respect of or exchange for the Securities, may bear one or all of the following legends:

                     (a) "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933."

                     (b) Any legend set forth in the other Agreements.

                     (c) Any legend required by the Blue Sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

              3.7 ACCREDITED INVESTOR. The Purchaser is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

              3.8 FOREIGN INVESTORS. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), such Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Stock or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Stock, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Stock. Such Purchaser's subscription and payment for and continued beneficial ownership of the Stock, will not violate any applicable securities or other laws of the Purchaser's jurisdiction.

       4. CONDITIONS OF THE PURCHASERS' OBLIGATIONS AT CLOSING. The obligations of each Purchaser, Series B Purchaser and Series C Purchaser to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of the following conditions, unless otherwise waived:

              4.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing. Prior to Closing, the Company shall have delivered an updated Schedule of Exceptions or confirm that the current Schedule of Exceptions remains complete and accurate.

              4.2 PERFORMANCE. The Company shall have performed and complied with all covenants, agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

              4.3 COMPLIANCE CERTIFICATE. The President of the Company shall deliver to the Purchasers at the Closing a certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled.

              4.4 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

              4.5 CONFIDENTIAL INFORMATION AND INVENTION ASSIGNMENT AGREEMENT. The Company and each of its employees shall have entered into the Company's standard form Confidential Information and Invention Assignment Agreement, in substantially the form attached as Exhibit I.

              4.6 CHANGE IN STRATEGIC DIRECTION. There shall not have been, (a) any material adverse change in the business, financial condition, operations, results of operations or future prospects of the Company, or (b) a determination by the holders of a majority of the then outstanding shares of Preferred Stock of the Company that the then current product plan for the Company would result in inapplicable, obsolete or non-strategic products. Notwithstanding the foregoing, the occurrence of either event in the preceding sentence will not relieve the Purchasers of their obligations to perform at a Closing unless (x) after working together in good faith for at least thirty (30) days, the Purchasers and the Company have been unable to revise the product plan for the Company in a way that ameliorates such adverse change or product deficiency in a way that is mutually satisfactory to the Company and the Purchasers, and (y) such Purchasers shall have purchased the required securities in at least one Closing that took place after the expiration of the period specified in the foregoing clause (x).

              4.7 INITIAL SERIES A CLOSING CONDITIONS. The following closing conditions shall apply only to the initial Series A Closing:

                     (a) The Company shall have filed the Restated Certificate with the Secretary of State of Delaware, which shall continue to be in full force and effect as of the date of the initial Series A Closing.

                     (b) As of the Closing, the Company's Board of Directors (the "Board"), as well as the Board of Directors of each subsidiary of the Company, shall be comprised of Shlomo Yariv (the "Founder") and Gideon Ben-Efraim, with one vacancy.

                     (c) Within ten days prior to the Closing, the Board shall have approved a detailed product specification for the Company's current product.

                     (d) The Company and Netro shall have executed and delivered the License Agreement in substantially the form attached as Exhibit D.

                     (e) The Company, each Purchaser and the Founder shall have executed and delivered the Rights Agreement in substantially the form attached as Exhibit E.

                     (f) The Company, each Purchaser and the Founder shall have executed and delivered the Co-Sale Agreement in substantially the form attached as Exhibit F.

                     (g) The Company, each Purchaser and the Founder shall have executed and delivered the Voting Agreement in substantially the form attached as Exhibit G.

                     (h) The Company and Netro shall have executed and delivered the Option Agreement in substantially the form attached as Exhibit H.

                     (i) The Company and Netro shall have entered into the OEM Agreement Term Sheet substantially in the form attached as Exhibit J.

              4.8 SECOND A CLOSING CONDITIONS. The following closing conditions shall apply only to the Second A Closing:

                     (a) The milestones set forth on Attachment 3 shall have been achieved.

                     (b) Each of the Agreements shall continue to be in full force and effect and the Company shall not have breached any material term thereof, which breach has not been cured with thirty (30) days following notice thereof.

              4.9 INITIAL SERIES B CLOSING CONDITIONS. The following closing conditions shall apply only to the initial Series B Closing:

                     (a) The milestones set forth on Attachment 1 (either
Section I or Section II) shall have been achieved.

                     (b) Each of the Agreements shall continue to be in full force and effect and the Company shall not have breached any material term thereof, which breach has not been cured with thirty (30) days following notice thereof.

                     (c) The Rights Agreement and Co-Sale Agreement shall be amended and restated to join the Series B Purchasers as parties and provide them with rights and obligations pari passu with holders of the Series A Stock.

                     (d) The Company shall have filed the Series B Certificate with the Secretary of State of Delaware, which shall continue to be in full force and effect as of the date of the initial Series B Closing.

                     (e) The Company and Netro shall have entered into the agreement contemplated by the OEM Agreement Term Sheet.

              4.10 SECOND B CLOSING CONDITIONS. The following closing conditions shall apply only to the Second B Closing:

                     (a) The milestones set forth on Attachment 4 hereto shall have been achieved.

                     (b) Each of the Agreements shall continue to be in full force and effect and the Company shall not have breached any material term thereof, which breach has not been cured with thirty (30) days following notice thereof.

              4.11 SERIES C CLOSING CONDITIONS. The following closing conditions shall apply only to the Series C Closing:

                     (a) The milestones set forth on Attachment 2 (either
Section I or Section II) shall have been achieved.

                     (b) The Rights Agreement and Co-Sale Agreement shall be amended and restated to join the Series C Purchasers as parties and provide them with rights and obligations pari passu with holders of the Series A Stock and Series B Stock.

                     (c) The Company shall have filed the Series C Certificate with the Secretary of State of Delaware, which shall continue to be in full force and effect as of the date of the Series C Closing.

       5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to each Purchaser under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions, unless otherwise waived:

              5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of such Purchaser contained in Section 3 shall be true and correct on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

              5.2 PERFORMANCE. All covenants, agreements and conditions contained in this Agreement to be performed by such Purchaser on or prior to the Closing shall have been performed or complied with in all material respects.

              5.3 QUALIFICATIONS. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Stock pursuant to this Agreement shall be obtained and effective as of the Closing.

              5.4 AGREEMENTS. Each of the Agreements shall continue to be in full force and effect and such Purchaser shall not have breached any material term thereof, which breach has not been cured with thirty (30) days following notice thereof.

       6. COVENANTS. The Company and Netro agree as set forth in this Section 6 with respect to the period between execution of this Agreement through the initial Closing and further until such time as Netro ceases to own a majority of the outstanding voting securities of the Company:

              (a) Netro will undertake in good faith to provide the benefit of certain of its human resources to the Company as follows, provided there has been no determination as set forth in Section 4.6(b) above:

                     (i) marketing and business development assistance through a number of mutually agreed upon Netro employees,

                     (ii) limited, temporary technical development assistance from selected Netro employees who are not required for ongoing development of Netro's AirStar product line, and

                     (iii) operational and manufacturing assistance, as appropriate, such assistance not to impair Netro's operations or Netro employees' ability to perform their other responsibilities to Netro.

              (b) The Company agrees that it will not undertake any sales and marketing activities, joint or otherwise, without the prior consent of Netro. Particular support and joint marketing activities shall be identified and mutually agreed, including local inspection and testing of AirStar products, co-location of sales facilities, and other functions of similar range and expense.

              (c) The Company will cooperate in all financial and accounting matters with the Netro in order to enable Netro to meet its financial reporting requirements as a company subject to the Exchange Act of 1934, as amended. The Chief Financial Officer of Netro will have substantial oversight over the financial affairs of the Company, including approval of: (i) monthly and annual budgets of the Company, (ii) expenditures in excess of the monthly and annual budgets, by more than 10% with respect to any line item or 20% in the aggregate, or (iii) any individual expenditure in excess of $100,000.

              (d) The Company will establish an advisory board consisting of senior industry professionals who can provide the Company with technical, financial and marketing contacts. Netro will assist in the identification and recruitment of advisory board members.

              (e) In connection with the initial Series B Closing, the Company will effect, and Netro will consent to, an increase in the maximum aggregate number of shares available for issuance pursuant to the Stock Plan, such that the number of shares of such increase equals 3.5% of the Outstanding Common (as defined in Section 1.3(c)(ii) above and including such increase) following the initial Series B Closing.

              (f) In connection with the Series C Closing, the Company will effect, and Netro will consent to, an increase in the maximum aggregate number of shares available for issuance pursuant to the Stock Plan, such that the number of shares of such increase equals 1.0% of the Outstanding Common (as defined in Section 1.3(c)(ii) above and including such increase) following the Series C Closing.

              (g) In the event that the Company is obligated to perform in any Closing (other than the initial Series A Closing) and Netro is not obligated to purchase in such Closing by reason (and for no other reason) of failure of any of the conditions set forth in Sections 4.6, 4.8(a), 4.9(a), 4.10(a) or 4.11(a), then Netro shall provide reasonable support and assistance in the Company's efforts to obtain alternate sources of funding. In the case of a public offering of the Company's securities, such reasonable support shall include the following:

                     (i) conversion of securities of the Company held by Netro into Common Stock of the Company;

                     (ii) sale of a portion of securities of the Company held by Netro sufficient to reduce Netro's holdings of the Company's securities immediately following such offering to less than fifty percent (50%) of the Company's Outstanding Common immediately following such offering;

                     (iii) compliance with request for information and shareholder consents reasonably required in connection with such offering; and

                     (iv) agreement with underwriters of such offering and the Company's accountants, on customary terms and conditions.

Netro acknowledges that its obligations under this subsection (g) run to the Founder as well as the Company, and in the event that the Company does not elect to require performance of Netro's obligations under this subsection (g), the Founder may elect to require such performance; provided that the Founder is employed by the Company at the time performance of this paragraph is sought.

       7. MISCELLANEOUS.

              7.1 DETERMINATION OF MILESTONE ACHIEVEMENT. For purposes of this Agreement, in order to determine whether a particular milestone has been achieved, the Company will present its assessment of milestone accomplishment to Netro together with such equipment and supporting data as is reasonably necessary to evaluate such claims. Netro personnel will provide the Company with notice within fifteen (15) business days following such presentation of whether it agrees or disagrees with the Company's assessment. In the event that the Company and Netro disagree with one another, and are unable to resolve such disagreement after good faith discussions between the parties, including discussions between the respective presidents of the two organizations, then the matter will be submitted to a three (3) person panel for determination. One (1) member of such panel will be selected by the Company, one (1) member of such panel will be selected by Netro and the third panel member will be selected by the mutual agreement of the initial panel members. No panel member will be an employee of or consultant to the Company or Netro, but each panel member will be technically knowledgeable regarding fixed-wireless system development. Any fees and costs of such panel members shall be borne equally by the Company and Netro.

              7.2 SURVIVAL OF WARRANTIES. Unless otherwise set forth in this Agreement, the warranties, representations and covenants of the Company and the Purchasers contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

              7.2 TRANSFER; SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

              7.4 GOVERNING LAW. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

              7.5 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

              7.6 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

              7.7 NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon delivery, when delivered personally or by overnight courier or sent by telegram or fax, or forty-eight
(48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed to the party to be notified at such party's address as set forth on the signature page or Exhibit A hereto, or as subsequently modified by written notice.

              7.8 FINDER'S FEE. Each party represents that it neither is nor will be obligated for any finder's fee or commission in connection with this transaction. Each Purchaser agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which each Purchaser or any of its officers, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Purchaser from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

              7.9 FEES AND EXPENSES. The Company shall pay the reasonable fees and expenses of Venture Law Group, the counsel for the Purchasers, incurred with respect to this Agreement, the documents referred to herein and the transactions contemplated hereby and thereby, provided such fees and expenses do not exceed $20,000.

              7.10 ATTORNEY'S FEES. If any action at law or in equity (including arbitration) is necessary to enforce or interpret the terms of any of the Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

              7.11 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended or waived only with the written consent of the Company and the holders of at least a majority of the Common Stock issued or issuable upon conversion of the then outstanding Stock. Any amendment or waiver effected in accordance with this Section 7.11 shall be binding upon the Purchasers and each transferee of the Stock (or the Common Stock issuable upon conversion thereof), each future holder of all such securities, and the Company.

              7.12 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

              7.13 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

              7.14 ENTIRE AGREEMENT. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

              7.15 CORPORATE SECURITIES LAW. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED UNLESS THE SALE IS SO EXEMPT.

              7.16 CONFIDENTIALITY. Each party hereto agrees that, except with the prior written permission of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Stock purchased hereunder. The provisions of this Section 7.16 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

              7.17 EXCULPATION AMONG PURCHASERS. Each Purchaser acknowledges that it is not relying upon any person, firm or corporation, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Each Purchaser agrees that no Purchaser nor the respective controlling persons, officers, directors, partners, agents, or employees of any Purchaser shall be liable to any other Purchaser for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Securities.



                            [Signature Pages Follow]

              The parties have executed this Preferred Stock Purchase Agreement as of the date first written above.

                                COMPANY:

                                BUNGEE COMMUNICATIONS, INC.


                                By:  /s/ Shlomo Yariv
                                   ---------------------------------------------

                                Name: Shlomo Yariv
                                     -------------------------------------------
                                                   (print)
                                Title:   President
                                      ------------------------------------------

                                Address:



                                PURCHASERS:

                                NETRO CORPORATION


                                By:  /s/ Gideon Ben-Efraim
                                   ---------------------------------------------

                                Name:  Gideon Ben-Efraim
                                     -------------------------------------------
                                                   (print)
                                Title: Chairman and Chief Executive Officer
                                      ------------------------------------------

                                Address:


              SIGNATURE PAGE TO PREFERRED STOCK PURCHASE AGREEMENT